SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2005
Waste Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of	1-12154 (Commission File Number)	73-1309529 (IRS Employer Identification No.)
Incorporation)

1001 Fannin, Suite 4000 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On July 28, 2005, Waste Management, Inc. (the “Company”) issued a press release announcing its earnings for the fiscal quarter ended June 30, 2005. On the same date, the Company held a conference call, which was open to the public, to discuss these results. A copy of the press release is attached hereto as exhibit 99.1. A replay of the conference call is available beginning at approximately 11:00 a.m. Central time on July 28th through 5:00 p.m. Central time on August 11th. The replay of the call may be heard over the Internet, by accessing the Company’s website at www.wm.com, or by telephone by dialing 800-642-1687 and entering conference code 7068485.
     The Company is disclosing on its earnings conference call the following non-GAAP financial measures for the second quarter of 2005: (i) free cash flow; (ii) adjusted EBIT margins; and (iii) adjusted EBITDA margins. The Company believes that providing investors with these non-GAAP financial measures gives investors additional information to enable them to assess, in the way management assesses, the Company’s current and continuing operations. Investors are urged to take into account GAAP measures as well as non-GAAP measures in evaluating the Company. Whenever the Company uses a non-GAAP financial measure, it provides a reconciliation of such measure to what it believes to be the most closely applicable GAAP financial measure. A reconciliation of free cash flow to cash flows from operating activities is included in the schedules to the press release that is attached to this Form 8-K as Exhibit 99.1. The Company’s reconciliation of the other non-GAAP measures disclosed by the Company are as follows:
Adjusted EBIT Margins
     The Company’s calculation of EBIT, or earnings before interest and tax, is the same measure as income from operations as presented on the Company’s income statement. EBIT margin represents total operating income as a percentage of revenue. The Company disclosed that EBIT margins had increased by 10 basis points over second quarter 2004 results after excluding the impact of impairments, gains on sales of assets and other unusual items in both years. The following table reconciles the non-GAAP measure to the GAAP measure (dollars in millions):

	Three Months Ended	Three Months Ended
	June 30, 2005	June 30, 2004

As reported:
Revenue	$3,289	$3,138
Income from Operations	$463	$442

GAAP EBIT margin	14.1%	14.1%

Adjustments to Income from Operations
Asset Impairment and Unusual Items	$(6)	$(9)

As adjusted:
Revenue	$3,289	$3,138
Adjusted Income from Operations	$457	$433

Adjusted EBIT Margin	13.9%	13.8%

Adjusted EBITDA Margins
     The Company defines EBITDA as earnings before interest, tax, depreciation and amortization and calculates that measure by adding depreciation and amortization charges back to income from operations. EBITDA margin represents EBITDA, as defined, as a percentage of revenue. The Company disclosed that the EBITDA margins of its Eastern, Western, Southern and Midwest Groups collectively increased by 10 basis points as compared to the prior year period, after adjusting for asset impairments and the gains on sales of businesses. The following table reconciles these measures (dollars in millions):

	Three Months Ended	Three Months Ended
	June 30, 2005	June 30, 2004

Income from operations of Eastern, Midwest, Southern and Western Groups	$479	$439
Add back Depreciation and Amortization	$313	$323

EBITDA	$792	$762

Adjustments to EBITDA:
Pottstown Landfill impairment	$35	—
Gains on divestitures	$(32)	$(2)

Adjusted EBITDA	$795	$760

Revenue from Eastern, Midwest, Southern and Western Groups	$3,268	$3,140
Adjusted EBITDA Margin	24.3%	24.2%
Item 7.01. Regulation FD Disclosure.
Results of Pricing Study
     Below are results of the Company’s pricing study, initiated in January 2005, as of June 30, 2005. All price increases implemented by the Company since January 1, 2005 are included in the results presented. The percentages of tons that received price increases included in the tables below include all third-party tons received at the facilities. The amounts shown as percentages of tons lost due to price increases in the tables are the amounts that the Company has estimated were lost due to price increases based on customer feedback and analyses of monthly volume reports.
     The Company intends to use the information gathered from the pricing study to further develop and implement price increase plans throughout the rest of its landfill and transfer station operations over the next several months. On a going forward basis, the Company intends to report results from the pricing study only for those facilities with material variances in volumes due to price increases and may also report results from the implementation of price increase plans throughout the rest of the Company’s facilities.

Landfills

			% of Tons
			Price	Weighted	% of Tons Lost
			Increased	Avg Price	due to Price
Group	Market Area	Landfill	YTD	Increase %	Increase
Canada	Eastern Canada	Ottawa	45%	11%	—
	Western Canada	West Edmonton	70%	3%	5%
East	Boston/Western Massachusetts	Fitchburg - RCI	45%	4%	25%
	New Hampshire/Maine	Crossroads	30%	2%	—
	Western Pennsylvania	Lake View	95%	4%	—
	Western Pennsylvania	Shade - RCC	15%	4%	—
Midwest	Illinois	Five Oaks	65%	3%	—
	Minnesota	Burnsville	35%	4%	—
	Ohio	American	85%	5%	—
	Ohio	Mahoning	90%	5%	—
	Ohio	Suburban South	80%	3%	—
	Wisconsin	Orchard Ridge	65%	3%	—
South	Arkansas	Tontitown	85%	14%	—
	Carolinas	Palmetto	15%	8%	40%
	Central Texas	Austin Community	75%	5%	<5%
	Gulf Coast	Chastang	100%	17%	—
	Louisiana/Mississippi	Pecan Grove	25%	4%	—
	North Texas	New Boston	100%	5%	—
	Oklahoma	East Oak	60%	8%	—
	Tennessee/Alabama/Kentucky	Chestnut Ridge	5%	13%	25%
West	North Bay	Altamont	70%	20%	—
	North Bay	Redwood	15%	2%	—
	Oregon	Hillsboro	100%	6%	—
	Ventura	Simi Valley	25%	4%	—

		Totals	50%	8%

Transfer Stations

			% of Tons		% of Tons
			Price	Weighted	Lost due to
			Increased	Avg Price	Price
Group	Market Area	Transfer Station	YTD	Increase %	Increase
Canada	Toronto	Clarington	—	—	—
East	Boston/Western Massachusetts	PRTR	50%	4%	—
	Eastern Pennsylvania	Indian Valley	80%	6%	—
	Eastern Pennsylvania	Philadelphia	60%	5%	—
	New Hampshire/Maine	Auburn	20%	5%	—
	New Jersey	Park Ridge	25%	12%	—
Midwest	Colorado	Colorado Springs	25%	3%	—
	Denver	D&R	20%	2%	30%
	Denver	South Metro	90%	4%	15%
	Illinois	Joliet	95%	6%	—
	Minnesota	Gallagher	90%	4%	—
	Wisconsin	Sheboygan Falls	—	—	—
South	Carolinas	Asheville	10%	2%	—
	Gulf Coast	Mobile	95%	6%	—
	Louisiana/Mississippi	St. Tammany	50%	5%	—
	Puerto Rico	San Juan	—	—	—
	South Florida	Delta - Riviera	90%	17%	—
	South Florida	Tall Pines	90%	17%	—
	Tennessee/Alabama/Kentucky	Nashville	90%	3%	—
West	Los Angeles	Carson	25%	27%	—
	North Bay	Davis Street	5%	7%	—
	Sacramento	Fresno	—	—	—
	San Diego - Orange County	Orange County	80%	7%	—

		Totals	40%	9%

Market Areas*

		% of Tons		% of Tons
		Price	Weighted	Lost due to
		Increased	Avg Price	Price
Group	Market Area	YTD	Increase %	Increase
East	Virginia/Maryland	35%	5%	1%
Midwest	Michigan	65%	6%	3%
South	Houston	75%	4%	1%
West	Arizona	40%	6%	—
*Results for the Market Areas include essentially all of the transfer stations and landfills within such Market Areas, including the King George and Amelia Landfills in the Virginia/Maryland Market Area, Autumn Hills and Westside Landfills in the Michigan Market Area, Atascocita Landfill in the Houston Market Area and Northwest Regional Landfill in the Arizona Market Area that were originally included in the 30 landfills chosen for the study. These six landfills and transfer stations are included in the Market Area results and are no longer being tracked on an individual basis in the Landfills and Transfer Stations tables above.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
Exhibit 99.1:       Press Release dated July 28, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.
Date: July 28, 2005	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated July 28, 2005